UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2007

FINANCIAL ASSET SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,
dated as of April 1, 2007, providing for the issuance of
Financial Asset Securities Corp., Series 2007-OPT1
Asset-Backed Certificates)

Soundview Home Loan Trust 2007-OPT1

(as issuing entity)

Financial Asset Securities Corp.

(as registrant)

Greenwich Capital Financial Products, Inc.

(as sponsor)

Delaware	333-140279-05	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road Greenwich, Connecticut (Address of Principal Executive Offices)	06830 (Zip Code)

Registrant's telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.01.  ABS Informational and Computational Materials

See Exhibit 99.1

Item 9.01.               Financial Statements and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99	ABS Informational and Computational Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 3, 2007

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Pat Leo
Name:	Pat Leo
Title:	Vice President

Index to Exhibits

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page

1	99	ABS Informational and Computational Materials